Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Amendment No. 6 to the Registration Statement (Investment Company File No. 811-10095) of Master Value Opportunities Trust on Form N-1A of our report dated May 20, 2005 appearing in the March 31, 2005 Annual Report of Merrill Lynch Value Opportunities Fund, Inc., which is incorporated by reference in Part B of this Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
July 25, 2005